UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05693)

Exact name of registrant as specified in charter:	Putnam Europe Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2016

Date of reporting period:	March 31, 2016

Item 1. Schedule of Investments:

Putnam Europe Equity Fund

The fund's portfolio
3/31/16 (Unaudited)

COMMON STOCKS (98.5%)(a)
	Shares	Value

Belgium (2.3%)

Anheuser-Busch InBev SA/NV	57,725	$7,196,086

		7,196,086
Denmark (1.0%)

Pandora A/S	24,477	3,191,880

		3,191,880
Finland (1.5%)

Nokia OYJ(NON)	774,752	4,580,432

		4,580,432
France (16.7%)

Airbus Group SE	96,643	6,412,845

Eurazeo SA	40,693	2,750,652

Natixis SA	1,034,572	5,075,861

Nexity	77,894	4,052,157

Numericable Sfr SA	100,201	4,203,790

Sanofi	92,229	7,417,465

Societe Generale SA	145,671	5,358,693

STMicroelectronics NV	313,746	1,735,846

Total SA	122,602	5,576,231

Valeo SA	20,429	3,176,477

Veolia Environnement SA	272,200	6,551,374

		52,311,391
Germany (6.7%)

Evonik Industries AG	107,362	3,218,526

Henkel AG & Co. KGaA (Preference)	53,334	5,877,676

RIB Software AG(S)	134,586	1,392,304

RWE AG	204,413	2,643,374

Siemens AG	72,934	7,730,403

		20,862,283
Ireland (6.6%)

Bank of Ireland(NON)	9,714,745	2,816,232

CRH PLC	149,294	4,206,480

Hibernia REIT PLC(R)	1,828,176	2,700,170

Kerry Group PLC Class A	60,405	5,626,005

Permanent TSB Group Holdings PLC(NON)	306,318	943,359

Smurfit Kappa Group PLC	165,219	4,256,297

		20,548,543
Israel (0.7%)

Mobileye NV(NON)(S)	58,200	2,170,278

		2,170,278
Italy (5.3%)

Fiat Chrysler Automobiles NV	501,731	4,024,903

Luxottica Group SpA	72,884	4,022,220

Mediaset SpA	943,716	3,882,865

Telecom Italia SpA RSP	5,367,034	4,672,627

		16,602,615
Netherlands (7.2%)

Akzo Nobel NV	70,205	4,770,592

ING Groep NV GDR	598,344	7,205,207

InterXion Holding NV(NON)	83,600	2,890,888

Unilever NV ADR	174,103	7,776,329

		22,643,016
Spain (3.4%)

Cellnex Telecom SAU 144A	172,132	2,743,720

Grifols SA ADR	262,600	4,062,422

International Consolidated Airlines Group SA	504,809	3,995,320

		10,801,462
Sweden (3.1%)

Com Hem Holding AB	316,301	2,914,541

Securitas AB Class B	203,803	3,373,368

Swedbank AB Class A	162,216	3,475,265

		9,763,174
Switzerland (10.4%)

Barry Callebaut AG	3,331	3,612,891

dorma + kaba Holding AG Class B	6,002	3,834,347

Novartis AG	136,456	9,856,951

Partners Group Holding AG	7,492	3,002,339

Roche Holding AG	42,092	10,328,681

Syngenta AG	4,788	1,984,628

		32,619,837
Turkey (1.0%)

Turkiye Garanti Bankasi AS	1,079,293	3,151,893

		3,151,893
United Kingdom (30.1%)

Admiral Group PLC	132,106	3,751,604

Associated British Foods PLC	110,106	5,276,803

AstraZeneca PLC	101,702	5,678,783

Centrica PLC	1,210,080	3,941,234

Compass Group PLC	329,969	5,799,760

Foxtons Group PLC	1,029,262	2,404,042

Imperial Brands PLC	94,606	5,237,422

Metro Bank PLC(NON)	64,141	1,731,902

Nomad Foods, Ltd.(NON)	161,800	1,457,818

Persimmon PLC	193,846	5,785,508

Prudential PLC	335,117	6,215,512

Rio Tinto PLC	112,815	3,183,553

Royal Dutch Shell PLC Class A	557,814	13,456,940

Shire PLC	91,685	5,252,483

St James's Place PLC	207,932	2,726,298

Virgin Money Holdings UK PLC	655,875	3,455,716

Vodafone Group PLC	2,174,919	6,932,303

Wolseley PLC	54,378	3,061,982

Worldpay Group PLC(NON)	506,303	1,991,688

WPP PLC	290,380	6,766,935

		94,108,286
United States (2.5%)

Alphabet, Inc. Class C(NON)	4,024	2,997,679

Amazon.com, Inc.(NON)	3,700	2,196,468

KKR & Co. LP	173,000	2,541,370

		7,735,517

Total common stocks (cost $319,834,612)		$308,286,693

SHORT-TERM INVESTMENTS (3.3%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.57%(d)	3,378,817	$3,378,817

Putnam Short Term Investment Fund 0.44%(AFF)	6,892,476	6,892,476

Total short-term investments (cost $10,271,293)		$10,271,293

TOTAL INVESTMENTS

Total investments (cost $330,105,905)(b)		$318,557,986

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $1,829,286) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	6/15/16	$42,091	$40,808	$(1,283)
Barclays Bank PLC
	Euro	Buy	6/15/16	68,766	68,028	738
Citibank, N.A.
	Danish Krone	Buy	6/15/16	278,733	269,498	9,235
Credit Suisse International
	Euro	Sell	6/15/16	354,093	338,010	(16,083)
	Swiss Franc	Buy	6/15/16	65,206	63,386	1,820
Deutsche Bank AG
	Australian Dollar	Sell	4/20/16	25,124	23,447	(1,677)
HSBC Bank USA, National Association
	Euro	Sell	6/15/16	56,336	54,550	(1,786)
JPMorgan Chase Bank N.A.
	British Pound	Sell	6/15/16	51,860	50,781	(1,079)
	Norwegian Krone	Buy	6/15/16	81,906	78,366	3,540
	Swedish Krona	Buy	6/15/16	38,543	36,501	2,042
	Swiss Franc	Buy	6/15/16	32,238	31,186	1,052
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/16	55,841	52,098	3,743
	British Pound	Sell	6/15/16	50,280	49,237	(1,043)
	Norwegian Krone	Buy	6/15/16	2,730	2,611	119
	Swedish Krona	Sell	6/15/16	20,760	19,648	(1,112)
	Swiss Franc	Buy	6/15/16	33,803	32,008	1,795
UBS AG
	British Pound	Sell	6/15/16	65,220	63,877	(1,343)
	Swiss Franc	Buy	6/15/16	422,639	410,752	11,887
WestPac Banking Corp.
	Euro	Sell	6/15/16	151,331	144,494	(6,837)

Total						$3,728

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $312,962,479.
(b)	The aggregate identified cost on a tax basis is $330,832,624, resulting in gross unrealized appreciation and depreciation of $20,357,366 and $32,632,004, respectively, or net unrealized depreciation of $12,274,638.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Short Term Investment Fund*	$13,733,075	$109,823,943	$116,664,542	$9,537	$6,892,476
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
	The fund received cash collateral of $3,378,817, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $3,203,026.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $26,510 to cover certain derivative contracts.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Financials	20.2%
	Consumer discretionary	13.8
	Health care	13.6
	Consumer staples	13.4

	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio.
	Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $25,846 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Belgium	$—	$7,196,086	$—
Denmark	—	3,191,880	—
Finland	—	4,580,432	—
France	—	52,311,391	—
Germany	—	20,862,283	—
Ireland	—	20,548,543	—
Israel	2,170,278	—	—
Italy	—	16,602,615	—
Netherlands	2,890,888	19,752,128	—
Spain	4,062,422	6,739,040	—
Sweden	—	9,763,174	—
Switzerland	—	32,619,837	—
Turkey	—	3,151,893	—
United Kingdom	3,189,720	90,918,566	—
United States	7,735,517	—	—
Total common stocks	20,048,825	288,237,868	—
Short-term investments	$6,892,476	$3,378,817	$—

Totals by level	$26,941,301	$291,616,685	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$3,728	$—

Totals by level	$—	$3,728	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$35,971	$32,243

Total	$35,971	$32,243

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)		$2,700,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	Forward currency contracts#	$—	$738	$9,235	$1,820	$—	$—	$6,634	$5,657	$11,887	$—	$35,971

	Total Assets	$—	$738	$9,235	$1,820	$—	$—	$6,634	$5,657	$11,887	$—	$35,971

	Liabilities:
	Forward currency contracts#	1,283	—	—	16,083	1,677	1,786	1,079	2,155	1,343	6,837	32,243

	Total Liabilities	$1,283	$—	$—	$16,083	$1,677	$1,786	$1,079	$2,155	$1,343	$6,837	$32,243

	Total Financial and Derivative Net Assets	$(1,283)	$738	$9,235	$(14,263)	$(1,677)	$(1,786)	$5,555	$3,502	$10,544	$(6,837)	$3,728
	Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	Net amount	$(1,283)	$738	$9,235	$(14,263)	$(1,677)	$(1,786)	$5,555	$3,502	$10,544	$(6,837)

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Europe Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 27, 2016